Exhibit 99.1

Station Casinos, Inc.

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(18 U.S.C. Section 1350)

Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), the undersigned hereby certifies as follows:

1.                                       Glenn C. Christenson is the Chief Financial Officer of the Company (the “Company”) and the Plan Administrator of the Company’s 401(k) Retirement Plan (the “Plan”).

2.                                       The undersigned certifies to the best of his knowledge:

(A)                              The Plan’s Form 11-K for the annual period ended December 31, 2002 accompanying this Certification, in the form filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”); and

(B)                                The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company’s 401(k) Retirement Plan.

Dated: June 26, 2003

/s/ GLENN C. CHRISTENSON
Glenn C. Christenson
Plan Administrator,
Executive Vice President,
Chief Financial Officer and
Chief Administrative Officer
(Principal Accounting Officer)